Exhibit 10.8
                            [BANK LEUMI LETTERHEAD]

                          INSTALLMENT PROMISSORY NOTE

                                                            New  York,  N.Y.

$550,000                                                       July__,  2002

A.     GENERAL;  TERMS  OF  PAYMENT

1. FOR VALUE RECEIVED, the undersigned, Hotel Outsource Services, Inc., a corporation organized under the laws of the State of Delaware (the "Borrower"), hereby promise(s) to pay to the order of BANK LEUMI USA (the "Bank"), at its office at 562 Fifth Avenue, New York, New York the principal sum of Five Hundred Fifty Thousand Dollars ($550,000) in sixty (60) consecutive monthly installments, the first fifty-nine (59) in the principal amount of Nine Thousand One Hundred Sixty-Seven ($9,167) Dollars, and the sixtieth in the principal amount of Nine Thousand One Hundred Forty-Seven ($9,147) Dollars, payable on the first day of each month in each year, commencing October 1, 2002;

The Borrower will pay interest on the unpaid principal amount hereof from time to time outstanding, computed on the basis of a 360-day year, at a rate of ten (10%) percent per annum.

The Borrower will pay interest, at the rate described above, monthly, commencing July 1, 2002, together with each payment of principal, 8618661at maturity (whether by acceleration or otherwise) and upon the making of any prepayment, as hereinafter provided. In addition, the Borrower will pay interest on any overdue installment of principal for the period for which it is overdue, on demand, at a rate equal to 3% per annum above the rate of interest hereinabove indicated. In no event shall interest exceed the maximum legal rate permitted by law.

      2. All Property (as hereinafter defined) held by the Bank shall be subject to a security interest in favor of the Bank as security for any and all Liabilities (as hereinafter defined). The term "Property" shall mean the balance of every deposit account of the Borrower with the Bank or any of the Bank's nominees or agents and all other obligations of the Bank or any of its nominees or agents to the Borrower, whether now existing or hereafter arising, and all other personal property of the Borrower (including without limitation all money, accounts, general intangibles, goods, instruments, documents and chattel paper) which, or evidence of which, are now or at any time in the future shall come into the possession or under the control of or be in transit to the Bank or any of its nominees or agents for any purpose, whether or not accepted for the purposes for which it was delivered. The term "Liabilities" shall mean the indebtedness evidenced by this Note and all other indebtedness, liabilities and obligations of any kind of the Borrower (or any partnership or other group of which the Borrower is a member) to (a) the Bank, (b) any group of which the Bank is a member, or (c) any other person if the Bank has a participation or other interest in such indebtedness, liabilities or obligations, whether (i) for the Bank's own account or as agent for others, (ii) acquired directly or indirectly by the Bank from the Borrower or others, (iii) absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, contractual or tortious, now existing or hereafter arising, or


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(iv)  incurred  by  the  Borrower  as  principal, surety, endorser, guarantor or otherwise, and including without limitation all expenses, including attorneys' fees, incurred by the Bank in connection with any such indebtedness, liabilities or obligations or any of the Property (including any sale or other disposition of the Property).

      3. Prepayment. The Borrower shall have the right to prepay this Note in whole at any time or in part from time to time (but if in part, in the principal amount of $25,000.00 or any whole multiple thereof), in each case upon not less than 10 days prior written notice to the Bank, without penalty or premium, provided that on each prepayment the Borrower shall pay accrued interest on the principal amount so prepaid to the date of such prepayment, and each partial prepayment shall be applied to the installments of this Note in the inverse order of their stated maturities.

      4. Manner of Payment. All payments by the Borrower on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds. The Borrower authorizes (but shall not require) the Bank to debit any account maintained by the Borrower with the Bank, at any date on which a payment is due under this Note, in an amount equal to any unpaid portion of such payment. If any payment of principal or interest becomes due on a day on which the Bank is closed (as required or permitted by law or otherwise), such payment shall be made not later than the next succeeding business day except as may be otherwise provided herein, and such extension shall be included in computing interest in connection with such payment. In the event that any other Liabilities of the Borrower to the Bank are due at any time that the Bank receives a payment from the Borrower on account of this Note or any such other Liabilities of the Borrower, the Bank may apply such payments to amounts due under this Note or any such other Liabilities in such manner as the Bank, in its discretion, elects, regardless of any instructions from the Borrower to the contrary. The Bank or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights.

     5. Indemnification. The Borrower hereby agrees to indemnify and/or reimburse the Bank for any tax liability (including any penalties and interest thereon) which may be required to be withheld or paid over by the Bank to a U.S. taxing authority as a result of the loan made hereunder. Such liabilities may result from but are not limited to liabilities of the Bank as a conduit entity under Internal Revenue Code Section 7701(1) and Regulations Section 1.881-3. The indemnification/reimbursement obligations of each maker ("Reimbursement Obligations") shall not be imposed on or with respect to the overall tax on the net income of the Bank, and franchise or similar taxes which may be imposed by the United States of America. The Reimbursement Obligations of the Borrower shall survive the repayment of any other obligations due by the Borrower to the Bank.

B.     EVENTS  OF  DEFAULT:  REMEDIES

     The occurrence of any one or more of the following events shall constitute an "Event of Default"under this Note: (i) the Borrower shall fail to pay any installment of principal or interest on the Note when due and payable; or (ii) the Borrower shall fail to pay and satisfy any other Obligation when due and payable; or (iii) there shall be a default in the observance or performance of any covenant, condi-tion or agreement set forth in Sections 5.1 or 5.11 or
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Section  6  (other  than  with  respect to an involuntary lien or encumbrance as prohibited in Section 6.1) of the Credit Agreement; or (iv) there shall be a default in the observance or performance of any other covenant, condition or agreement contained in the Credit Agreement, in any of the Financing Agreements or in any other document or instrument referred to herein or therein, which default shall continue unremedied or uncured for a period of fifteen (15) days after notice thereof has been given to the Borrower; or (v) any material representation or warranty made by or on behalf of the Borrower or either Guarantor, whether contained in this Agreement, in any of the Financing Agreements, or in any other document or instrument referred to herein or therein or delivered in connection with any of the transactions contemplated herein or therein, shall prove to have been false or incorrect in any material respect when made; or (vi) the Borrower or either Guarantor shall (a) apply for or consent to or acquiesce in the appointment of or the taking of possession by a receiver, liquidator, custodian or trustee of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (c) make a general assignment for the benefit of its creditors, (d) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect) or any similar foreign law, (e) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts, (f) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against itself in an involuntary case under such Bankruptcy Code, or any similar foreign law, or (vii) take any action for the purpose of effecting any of the foregoing; or (viii) a proceeding or case shall be commenced, without the application or consent of the Borrower or either Guarantor, in any court of competent jurisdiction, seeking (a) liquidation, reorganization, dissolution, winding up or composition or adjustment of debts of the Borrower or either Guarantor, (b) the appointment of a trustee, receiver, liquidator, custodian or the like of the Borrower, or either Guarantor of all or any substantial part of any of its assets, or (c) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of thirty (30) days; or any order for relief against the Borrower or either Guarantor, shall be entered in an involuntary case under the Bankruptcy Code, or any similar foreign law, and shall continue unstayed and in effect for a period of thirty (30) days; or (ix) any order, judgment, or decree shall be entered in any proceeding requiring the Borrower or either Guarantor to divest itself of a substantial part of its assets, and if, within sixty (60) days after entry thereof (unless or until enforcement is sooner commenced), such order, judgment or decree shall not have been discharged or execution thereof stayed pending appeal; or if, within thirty (30) days after the expiration of any such stay (unless or until enforcement is sooner commenced), such judgment, order or decree shall not have been discharged; or (x) one or more judgments exceeding $25,000 in the aggregate, against the Borrower, or attachments to recover more than $25,000 against any Borrower=s property remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days, or enforcement proceedings are commenced with respect to any judgment against the Borrower; or
(xi) the Borrower shall (a) fail to pay any indebtedness for borrowed money or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (b) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any indebtedness for
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borrowed money, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration after the giving of notice or passage of time, or both, of the maturity of such indebtedness, or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or (c) allow any account maintained by them at the Bank to be overdrawn for a period which exceeds five
(5) days after notice from the Bank; or (xii) any of the following events occur or exist with respect to the Borrower or any of its ERISA Affiliates: (a) any Prohibited Transaction involving any Plan; (b) any Reportable Event with respect to any Plan; (c) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (d) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under
Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (e) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the reasonable opinion of the Bank subject either the Borrower or any ERISA Affiliate to any material tax, penalty or other liability to a Plan, a Multiemployer Plan, the PBGC or otherwise (or any combination thereof); or (xiii) any material portion of the Collateral is attached, seized, becomes subject to a writ or distress or a warrant, or is levied upon; or (xiv) the Hyatt Agreement is terminated, other than at the end of its initial term, or Hyatt Corporation commences any action or proceeding against the Borrower to terminate the Hyatt Agreement, or for any other purpose including money damages; then and in any such event, this Note, if not then due or payable on demand, shall become due and payable immediately without demand or notice and all other debts or obligations of the Borrower to the Bank or holder hereof, whether due or not due and whether direct or contingent and howsoever evidenced, shall, at the option of the Bank or holder hereof, also become due and payable immediately without demand or notice.

     The balance of every account of the Borrower with, and each claim of the Borrower against the Bank existing from time to time shall be subject to a lien and subject to be set off against any and all Liabilities, including those hereunder.

MISCELLANEOUS

     1. No Waiver; Remedies Cumulative. No failure on the part of the Bank to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise by the Bank of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by any other instrument or document or under applicable law.

     2. Costs and Expenses. The Borrower shall reimburse the Bank for all costs and expenses incurred by it and shall pay the reasonable fees and disbursements of counsel to the Bank in connection with enforcement of the Bank's rights hereunder. The Borrower shall also pay any and all taxes (other than taxes on or measured by net income of the holder of this Note) incurred or payable in connection with the execution and delivery of this Note.

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     3.  Amendments.  No  amendment,  modification or waiver of any provision of this Note nor consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     4. Construction. This Note shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with the laws of said State.

     5. Successors and Assigns. This Note shall be binding upon the Borrower and its heirs, legal representatives, successors and assigns and the terms hereof shall inure to the benefit of the Bank and its successors and assigns, including subsequent holders hereof.

     6. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note  in  any  jurisdiction.

     7. Definitions. Capitalized terms used in this Note and not defined herein shall have the meanings defined in the Credit Agreement, dated as of even date, between the Bank and the Borrower (the "Credit Agreement"), which Credit Agreement sets forth the terms and conditions pursuant to which the Term Loan evidenced by this Note was made.

     8. JURISDICTION; WAIVER OF JURY TRIAL. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT LOCATED IN NEW YORK CITY OVER ANY ACTION OR PROCEEDING ARISING OUT OF ANY DISPUTE BETWEEN THE BORROWER AND THE BANK, AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF A COPY OF SUCH PROCESS TO THE BORROWER AT THE ADDRESS SET FORTH BELOW. IN THE EVENT OF LITIGATION BETWEEN THE BANK AND THE BORROWER OVER ANY MATTER CONNECTED WITH THIS NOTE OR RESULTING FROM TRANSACTIONS HEREUNDER, THE RIGHT TO A TRIAL BY JURY IS HEREBY WAIVED BY THE BANK AND THE BORROWER. THE BORROWER ALSO WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE.



                         Hotel  Outsource  Services,  Inc.
                         ---------------------------------
                         (Name  of  maker)

                         By:  ____________________________________
                         Jacob  Ronnel,  President
                         _______________________________________

                         _______________________________________

                         40  Wall  Street
                         ----------------------
                         New  York,  NY  10005
                         ---------------------------